Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2018 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 13,662.7		$ 12,774.6
Fair value of plan assets	(4,011.3)		(3,923.9)
Net defined benefit liability	$ 9,651.4	$ 315.3	$ 8,850.7